Exhibit 10.90

RELEASE AND CONTRIBUTION AGREEMENT, dated as of January 25, 2012 (this “Agreement”), by and among CAESARS ENTERTAINMENT CORPORATION, a Delaware corporation (“CEC”), CO-INVEST HAMLET HOLDINGS, SERIES LLC, a Delaware series limited liability company (“Co-Invest Series LLC”), CO-INVEST HAMLET HOLDINGS B, LLC, a Delaware series limited liability company (“Co-Invest B LLC;” collectively with Co-Invest Series LLC, the “Co-Invest LLCs”), and those co-investors of CEC listed under the heading “Participating Co-Investors” on Schedule I hereto (each, a “Co-Investor;” collectively, the “Co-Investors”).

BACKGROUND

WHEREAS, each Co-Investor is a member of, and owns directly (or indirectly through one or more other entities) the respective number of series membership units (“Series Units”) in, such series of such Co-Invest LLC set forth under the headings “Co-Invest LLC; Series” and “Initial Number of Series Units” on Schedule I hereto;

WHEREAS, such Series Units represent the respective indirect beneficial ownership by each Co-Investor of the number of shares of common stock, par value $0.01 per share, of CEC set forth under the heading “CEC Shares” on Schedule I hereto (the “CEC Shares”);

WHEREAS, the Co-Invest LLCs are parties to that certain Stockholders’ Agreement of CEC, dated as of January 28, 2008, among Harrah’s Entertainment, Inc. (the predecessor of CEC), the Co-Invest LLCs, certain other stockholders of CEC and the other persons party thereto (the “Stockholders’ Agreement”);

WHEREAS, the Stockholders’ Agreement, along with that certain (i) Second Amended and Restated Limited Liability Company Operating Agreement of Co-Invest Series LLC, dated as of August 9, 2010 and (ii) Second Amended and Restated Limited Liability Company Operating Agreement of Co-Invest B LLC, dated as of August 9, 2010 (collectively, the “Co-Invest Operating Agreements”), place certain contractual restrictions on the transfer of CEC Shares indirectly beneficially owned by the Co-Investors and directly held by the Co-Invest LLCs (the “Contractual Transfer Restrictions”);

WHEREAS, pursuant to that certain Irrevocable Proxy, dated as of November 22, 2010 (the “Proxy”), Hamlet Holdings LLC, a Delaware limited liability company (“Hamlet Holdings”), possesses full voting and dispositive control over the CEC Shares (the “Proxy Restrictions;” collectively with the Contractual Transfer Restrictions, the “Transfer Restrictions”);

WHEREAS, as a result of the Transfer Restrictions, the Co-Investors are unable to freely transfer the CEC Shares indirectly owned by them, and, pursuant to the Co-Invest Operating Agreements, are similarly precluded from freely transferring their respective Series Units;

WHEREAS, CEC and the Co-Invest LLCs are willing to cause the release from the Transfer Restrictions of certain CEC Shares, and the Co-Investors desire to realize such release, all on the terms and subject to the conditions set forth herein;

WHEREAS, each Co-Investor’s respective number of CEC Shares eligible to participate in the opportunity contained herein is set forth under the heading “Opportunity Shares” on Schedule I hereto (the “Opportunity Shares”);

WHEREAS, the respective number of Opportunity Shares set forth opposite each Co-Investor under the heading “Released Shares” on Schedule I hereto (the “Released Shares”) shall be eligible for Release and registration under the Shelf Registration (each as defined below) as set forth herein;

WHEREAS, the number of Opportunity Shares set forth opposite each Co-Investor under the heading “Delivered Shares” on Schedule I hereto (for the avoidance of doubt, such amount representing 7.5% of each Co-Investor’s total Opportunity Shares) (the “Delivered Shares”) shall not be eligible for Release to such respective Co-Investor and/or registration under the Shelf Registration but shall instead, in consideration for the Release and registration under the Shelf Registration of the Released Shares, be delivered to CEC by the Co-Invest LLCs on behalf of the respective Co-Investors, as a contribution to the capital of CEC on behalf of the respective Co-Investors, in each case when, as and if so requested from CEC as further described below;

WHEREAS, as of or prior to the Effective Time (as defined below), each of CEC and/or the Co-Invest LLCs, as applicable, shall (i) effect such amendments, waivers and/or consents under the Co-Invest Operating Agreements, each series agreement related thereto, the Stockholders’ Agreement and each other agreement, if any, necessary to irrevocably terminate and/or waive the Contractual Transfer Restrictions with respect to the Opportunity Shares and (ii) obtain such approvals, waivers or exemptions, if any, under applicable gaming and related regulatory laws and regulations necessary to permit the Release to the Co-Investors and the Registration of the Released Shares and the contribution to CEC of the Delivered Shares (the “Required Consents”);

WHEREAS, as of or prior to the Effective Time, Hamlet Holdings will cause the Proxy Restrictions to be irrevocably terminated with respect to the Opportunity Shares;

WHEREAS, in connection with the Release, CEC will cause the registration for resale under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a continuous or “shelf” registration statement (the “Shelf Registration”), of the Released Shares and use its commercially reasonable efforts to cause such Shelf Registration to become effective concurrently with the effectiveness of the listing of CEC’s common stock on a national securities exchange and to remain effective for 180 days thereafter, and subsequent to the expiration of the contractual lock-up period applicable thereto, such Released Shares shall be eligible for resale upon a national securities exchange (the “Listing”) and, after the expiration of the holding period applicable thereto, pursuant to the exemption afforded by, and in compliance with, Rule 144 under the Securities Act;

WHEREAS, upon the Effective Time, (i) the Released Shares shall be (x) released from the Transfer Restrictions (“Release”) and (y) eligible for resale under the Securities Act pursuant to an effective Shelf Registration under the Listing and (ii) the Delivered Shares shall be Released and shall remain in their respective Co-Invest LLCs until such time, if at all, as CEC effects a Delivery Notice (as defined below);

WHEREAS, upon the Release, a ratable amount of Series Units shall be redeemed by the respective Co-Invest LLC in account of the release of the proportionate amount of Released Shares represented thereby (the “Redeemed Series Units”); and

WHEREAS, following the Effective Time, in addition to its direct ownership of the Released Shares, each Co-Investor shall continue to indirectly beneficially own the respective number of CEC Shares set forth under the heading “Remaining Shares” on Schedule I hereto (the “Remaining Shares”), which Remaining Shares, for the avoidance of doubt, shall continue to be subject to the Transfer Restrictions and the other provisions of the applicable Co-Invest Operating Agreement and the Stockholders’ Agreement.

NOW, THEREFORE, in consideration of the foregoing promises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

Section 1. Release.

(a) Contractual Transfer Restrictions. Upon the Effective Time, the Contractual Transfer Restrictions shall be, and each of CEC and the Co-Invest LLCs shall cause the Contractual Transfer Restrictions to be, irrevocably terminated, waived, and/or otherwise rendered inapplicable with respect to the Opportunity Shares.

(b) Proxy Restrictions. Upon the Effective Time, the Proxy Restrictions shall be, and Hamlet Holdings shall have caused the Proxy Restrictions to be, irrevocably terminated, waived, and/or otherwise rendered inapplicable with respect to the Released Shares.

(c) Acknowledgement and Consent. Each Co-Investor acknowledges, agrees and renders its affirmative consent, solely to the extent required, in respect of each and every amendment, consent and/or waiver of each and every provision of the Co-Invest Operating Agreements, each series agreement related thereto, the Stockholders’ Agreement and the Proxy, in each case as necessary to permit the Release of such Co-Investor’s Released Shares, the Release and delivery of the Delivered Shares, the retention of the Remaining Shares and the redemption of a ratable amount of Series Units, in each case as set forth herein.

Section 2. Distribution of Released Shares.

(a) Actions by Co-Invest LLCs. Upon the Effective Time, each Co-Invest LLC shall cause all right, title and interest in and to the respective Released Shares held by it (including pursuant to its respective Series) to be distributed to the respective Co-Investors as set forth on Schedule I hereto. In connection therewith, each Co-Invest LLC shall, and shall cause its respective Series to, redeem that number of Series Units set forth opposite each Co-Investor on Schedule I hereto under the heading “Redeemed Series Units.” Each Co-Invest LLC shall, and shall cause its respective Series to, (i) reflect such distribution of the respective Released Shares and the redemption of the respective Redeemed Series Units on such Co-Invest LLC’s respective unit and series transfer ledgers and such other appropriate books and records, if any, and (ii) provide a copy of such updated unit and series transfer ledger(s) to each Co-Investor affected thereby as evidence thereof.

(b) Actions by CEC. Promptly following the Effective Time and the completion of the actions described in Section 2(a), CEC shall, or shall instruct its transfer agent to, reflect such distribution of the respective Released Shares on the appropriate stock transfer ledger of CEC and such other appropriate books and records, if any.

Section 3. Delivered Shares.

(a) No Distribution. For the avoidance of doubt, the Delivered Shares shall not be distributed to the Co-Investors upon the Effective Time or otherwise.

(b) Delivery and Notice. From and after the Effective Time, at any time and from time to time (but subject to the provisos below), CEC shall have the right to cause the Co-Invest LLCs to contribute to CEC on behalf of the respective Co-Investors (in one or more instances), all of the right, title and interest in and to a number of CEC Shares not to exceed, in the aggregate based on all such contributions, the number of Delivered Shares set forth on Schedule I hereto. Further, CEC shall have the right to effect the contribution of any or all of the Delivered Shares from the Co-Invest LLCs to CEC (on behalf of the respective Co-Investors) by reflecting the same on CEC’s stock transfer ledger (it being understood that the CEC Shares are and shall continue to be uncertificated, and that each and every stock transfer annotation made by CEC upon such stock transfer ledger with respect to the contribution of any or all of the Delivered Shares shall be conclusive evidence of the valid contribution thereto absent manifest error); provided, that, (i) CEC may not cause a contribution of any Delivered Shares unless, substantially simultaneously therewith, CEC issues on a primary basis an aggregate number of new CEC Shares equal to or greater than the number of Delivered Shares so caused to be contributed by and to CEC (for the avoidance of doubt, with the result that the total number of CEC Shares outstanding immediately following the contribution of such amount of Delivered Shares shall be not less than the total number of CEC Shares outstanding immediately prior to such contribution), (ii) each contribution of Delivered Shares to CEC shall be pro rata based on the number of Delivered Shares then held by each Co-Invest LLC and pro rata among the Co-Investors who are indirect beneficial owners thereof, (iii) CEC shall deliver written notice (each, a “Delivery Notice”) to each Co-Invest LLC promptly following each recordation of a contribution of Delivered Shares to CEC, which notice shall specify the date of the contribution and the number of Delivered Shares per Co-Invest LLC that were contributed to CEC as contemplated by the foregoing, (iv) each Co-Invest LLC shall, promptly upon its receipt of a Delivery Notice, reflect such contribution of the respective Delivered Shares and the redemption (a “Delivery Redemption”) of a ratable amount of Series Units on such Co-Invest LLC’s respective unit and series transfer ledgers and such other appropriate books and records, if any, and (v) each Delivery Redemption shall be effected by each Co-Invest LLC pro rata across its respective Series and Co-Investors. Each contribution of a Delivered Share shall constitute a contribution to the capital of CEC by the Co-Invest LLC on behalf of the respective Co-Investors effecting such contribution. Each Co-Investor irrevocably directs its respective Co-Invest LLC to, and each Co-Invest LLC covenants and agrees to, effect such contribution and redemption on behalf of each respective Co-Investor, and/or to permit CEC to cause such contribution, as provided above.

(c) Status Prior to Contribution. For the avoidance of doubt, prior to the effectiveness of the contribution thereof to CEC, each Delivered Share shall remain outstanding and shall remain the beneficial and record property of the respective Co-Invest LLC (and the indirect beneficial and record property of the respective Co-Investor) electing to participate herein, subject to the contractual requirements of this Agreement.

Section 4. Closing. The consummation of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, NY 10019 (or at any other location agreed upon by CEC and the Co-Invest LLCs) on the business day (or such other date agreed upon by CEC and the Co-Invest LLCs) (the “Closing Date”) on which the satisfaction or waiver of the conditions set forth in Section 8 (other than any conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions) is obtained. The time at which the Closing is effective is referred to herein as the “Effective Time”. CEC shall provide each Co-Investor with (i) prior to the Effective Time, CEC’s good-faith estimation of the date on which the Closing is expected to occur, to the extent known by CEC and (ii) prompt written notice upon the occurrence of the Effective Time.

Section 5. Representations and Warranties of CEC.

CEC hereby represents and warrants, as of the date hereof and as of the Closing Date, to each Co-Invest LLC and to each Co-Investor as follows:

(a) Organization, Power and Authority. CEC is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. CEC has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement.

(b) Execution and Delivery; Valid and Binding Agreement. This Agreement has been duly executed and delivered by CEC and constitutes the valid and binding obligation of CEC, enforceable in accordance with its terms, subject to bankruptcy, insolvency or other similar laws of general application affecting creditors’ rights and general principles of equity.

(c) No Breach. The execution, delivery and performance by CEC of this Agreement and the consummation of the transactions contemplated hereby do not and will not: (i) with or without the giving of notice or the lapse of time, or both, violate or conflict with, or result in any breach of or constitute a default under, the provisions of any agreement or order to which CEC is subject or a party or by which it is bound, in each case, in any material respect; (ii) violate or conflict with CEC’s certificate of incorporation or bylaws; or (iii) violate or conflict with any applicable law, rule or regulation, in each case, in any material respect.

(d) Governmental and Other Consents. Except for the Required Consents, which shall have been obtained prior to or as of the Effective Time, no consent, notice, authorization or approval of, or exemption by, any governmental authority, or by any other person or entity, whether pursuant to contract or otherwise, is required by CEC for the execution, delivery and performance of this Agreement by CEC.

(e) Title and Ownership. The stock transfer ledger and other books and records, if any, of CEC and/or the transfer agent in respect of such CEC Shares, reflect the ownership of the respective CEC Shares by each Co-Invest LLC as set forth on Schedule I hereto, and such stock transfer ledger and other books and records are true and correct in all material respects with respect to ownership of the CEC Shares.

(f) Effectiveness of Release. As of the Effective Time, each of the Contractual Transfer Restrictions and the Proxy Restrictions shall have been irrevocably terminated, waived, and/or otherwise rendered inapplicable with respect to the Opportunity Shares, and no further act or action shall be required to be taken in order to effect the Release.

(g) Effectiveness of Registration and Listing. As of the Effective Time, the Shelf Registration shall be effective with respect to resales on a continuous basis of the Released Shares (it being understood that contractual lock-up restrictions will continue to apply for 180 days (or such different period, if any, as set forth in the lock-up agreement substantially in the form attached hereto as Exhibit A (the “Lock-Up Agreement”)) subsequent to the Effective Time), and any Released Shares sold pursuant to the Shelf Registration shall be eligible for resale on a national securities exchange, and no further act or action shall be required to be taken to cause the effectiveness of the Shelf Registration or the availability of the Listing.

(h) Co-Investor Terms. No Co-Investor has been granted additional rights with respect to the transactions described herein that differ in any material respect from the rights and terms offered hereunder and pursuant to which each other Co-Investor shall have the right to participate.

Section 6. Representations and Warranties of Co-Invest LLCs.

Each Co-Invest LLC, severally and not jointly, hereby represents and warrants, as of the date hereof and as of the Closing Date, to CEC and to such Co-Invest LLC’s respective Co-Investors only as follows:

(a) Organization, Power and Authority. Such Co-Invest LLC is a series limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware. Each Series Unit listed on Schedule I hereto is a valid series membership unit of its respective Co-Invest LLC. Such Co-Invest LLC has all requisite limited liability company power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and has taken all necessary limited liability company action to authorize the execution, delivery and performance of this Agreement.

(b) Execution and Delivery; Valid and Binding Agreement. This Agreement has been duly executed and delivered by such Co-Invest LLC and constitutes the valid and binding obligation of such Co-Invest LLC, enforceable in accordance with its terms, subject to bankruptcy, insolvency or other similar laws of general application affecting creditors’ rights and general principles of equity.

(c) No Breach. The execution, delivery and performance by such Co-Invest LLC of this Agreement and the consummation of the transactions contemplated hereby do not and will not: (i) with or without the giving of notice or the lapse of time, or both, violate or conflict with, or result in any breach of or constitute a default under, the provisions of any agreement or order to which such Co-Invest LLC is subject or a party or by which it is bound, in each case, in any material respect; (ii) violate or conflict with such Co-Invest LLC’s certificate of formation or limited liability company agreement (including any series agreement of such Co-Invest LLC); or (iii) violate or conflict with any applicable law, rule or regulation, in each case, in any material respect.

(d) Governmental and Other Consents. Except for the Required Consents, which shall have been obtained prior to or as of the Effective Time, no consent, notice, authorization or approval of, or exemption by, any governmental authority, or by any other person or entity, whether pursuant to contract or otherwise, is required by such Co-Invest LLC for the execution, delivery and performance of this Agreement by such Co-Invest LLC.

(e) Title and Ownership. Such Co-Invest LLC is the direct owner of, and has good and valid title to, all of the CEC Shares listed as directly owned by it on Schedule I hereto. Other than as provided in the Co-Invest Operating Agreements, (i) such Co-Invest LLC has not granted any rights to purchase the CEC Shares held by it to any other person, and (ii) such Co-Invest LLC has the sole right to transfer such Shares (subject to the Proxy and Transfer Restrictions which, for the avoidance of doubt, shall be released prior to or as of the Effective Time). At the Effective Time, such Co-Invest LLC shall transfer good and valid title to the Released Shares to the respective Co-Investors in the amount set forth on Schedule I hereto, free and clear of all material encumbrances, liens, options, proxies, voting trusts, rights of first refusal of any kind or other restrictions, other than pursuant to the Lock-Up Agreement or other contractual agreements as may be entered into by such Co-Investors and pursuant to applicable federal and state securities laws.

(f) Effectiveness of Release. As of the Effective Time, the Contractual Transfer Restrictions shall have been irrevocably terminated, waived, and/or otherwise rendered inapplicable with respect to the Opportunity Shares, and no further act or action shall be required to be taken in order to effect the Release.

Section 7. Representations and Warranties of the Co-Investors.

Each Co-Investor, severally and not jointly (except with respect to any Co-Investor that is a trust, in which case such representations and warranties are made jointly and severally with such trust’s grantor), hereby represents and warrants, as of the date hereof and as of the Closing Date, to CEC and to such Co-Investor’s respective Co-Invest LLC as follows:

(a) Authority. Such Co-Investor has all requisite power and authority and full legal capacity to execute and deliver this Agreement and to perform its obligations hereunder.

(b) Execution and Delivery; Valid and Binding Agreement. This Agreement has been duly executed and delivered by such Co-Investor and constitutes the valid and binding obligation of such Co-Investor, enforceable in accordance with its terms, subject to bankruptcy, insolvency or other similar laws of general application affecting creditors’ rights and general principles of equity.

(c) No Breach. The execution, delivery and performance by such Co-Investor of this Agreement and the consummation of the transactions contemplated hereby do not and will not: (i) assuming receipt of the Required Consents, with or without the giving of notice or the lapse of time, or both, violate or conflict with, or result in any breach of or constitute a default under, the provisions of any agreement or order to which such Co-Investor is subject or a party or by which it is bound, in each case, in any material respect; (ii) with respect to any Co-Investor that is other than a natural person, violate or conflict with such Co-Investor’s formation and governance documents; or (iii) violate or conflict with any applicable law, rule or regulation, in each case, in any material respect.

(d) Governmental and Other Consents. Assuming receipt of the Required Consents, no consent, notice, authorization or approval of, or exemption by, any governmental authority, or by any other person or entity, whether pursuant to contract or otherwise, is required by such Co-Investor in connection with the execution, delivery and performance of this Agreement by such Co-Investor.

(e) Title and Ownership. Such Co-Investor is the direct owner (or indirect owner through one or more other entities) of, and has good and valid title to, all of the Series Units listed as directly owned by it on Schedule I hereto. Other than as provided in the Co-Invest Operating Agreements, (i) such Co-Investor has not granted any rights to purchase the Series Units held by it, or the CEC Shares indirectly represented thereby, to any other person, (ii) such Co-Investor has the sole right to transfer such Series Units and to permit and consent to the redemption of such Co-Investor’s Series Units, and, (iii) upon each Delivery Redemption, the respective amount of such Co-Investor’s Series Units to be redeemed upon such Delivery Redemption shall be free and clear of all material encumbrances, liens, options, proxies, voting trusts, rights of first refusal of any kind or other restrictions, other than pursuant to applicable federal and state securities laws.

(f) Accredited Investor. Such Co-Investor is an “Accredited Investor” within the meaning of Rule 501 of Regulation D under the Securities Act.

Section 8. Conditions to Obligations.

(a) Conditions to Obligations of CEC and Co-Invest LLCs. The obligations of each of CEC and each Co-Invest LLC to perform this Agreement and consummate the transactions contemplated hereby with respect to any Co-Investor are subject to the satisfaction (or waiver by CEC and each Co-Invest LLC) of the following conditions:

i. No Restraint. No governmental authority shall have enacted, issued, promulgated, enforced or entered any laws, rules or regulations, and no orders or injunctions shall have been entered, that restrain, enjoin or otherwise prohibit consummation of the transactions contemplated hereby.

ii. Representations and Warranties. The representations and warranties of such Co-Investor set forth in Section 7 shall be true and correct in all material respects as of the Closing Date as if made on and as of the Closing Date, except where such representations and warranties are expressly limited by their terms to a specified date, in which case such representations and warranties shall be true and correct in all material respects as of such date.

iii. Performance of Agreements and Covenants. Each and all of the applicable agreements and covenants to be performed and complied with pursuant to this Agreement and any other agreements contemplated hereby prior to the Effective Time shall have been duly performed and complied with in all material respects by such Co-Investor.

iv. Required Consents. The Required Consents shall have been obtained and shall be in full force and effect and shall not have been rescinded or revoked.

v. Registration and Listing. The Shelf Registration shall have been declared effective by the U.S. Securities and Exchange Commission, and the Released Shares shall be eligible for resale on a national securities exchange pursuant to the Listing.

vi. Lock-up Agreement. Such Co-Investor shall have executed and delivered to CEC or its designee the Lock-Up Agreement, substantially in the form attached hereto as Exhibit A, and such agreement shall be in full force and effect.

(b) Conditions to Obligations of Co-Investors. The obligations of each Co-Investor to perform this Agreement and consummate the transactions contemplated hereby are subject to the satisfaction (or waiver by such Co-Investor) of the following conditions:

i. No Restraint. No governmental authority shall have enacted, issued, promulgated, enforced or entered any laws, rules or regulations, and no orders or injunctions shall have been entered, that restrain, enjoin or otherwise prohibit consummation of the transactions contemplated hereby.

ii. Representations and Warranties. The representations and warranties of each of CEC and such Co-Investor’s respective Co-Invest LLC set forth in Sections 5 and 6, respectively, shall be true and correct in all material respects as of the Closing Date as if made on and as of the Closing Date, except where such representations and warranties are expressly limited by their terms to a specified date, in which case such representations and warranties shall be true and correct in all material respects as of such date.

iii. Performance of Agreements and Covenants. Each and all of the applicable agreements and covenants to be performed and complied with pursuant to this Agreement and any other agreements contemplated hereby prior to the Effective Time shall have been duly performed and complied with in all material respects by each of CEC and such Co-Investor’s respective Co-Invest LLC.

iv. Required Consents. The Required Consents shall have been obtained and shall be in full force and effect and shall not have been rescinded or revoked.

v. Release. The Release shall have been obtained and shall be in full force and effect.

vi. Registration and Listing. The Shelf Registration shall have been declared effective by the U.S. Securities and Exchange Commission, and the Released Shares shall be eligible for resale on a national securities exchange pursuant to the Listing.

Section 9. Termination. This Agreement may be terminated (i) in full by each of CEC and each Co-Invest LLC at any time and (ii) by any Co-Investor with respect to only such Co-Investor at any time on or after June 30, 2012 if the Closing shall not have occurred by such date, unless such delay in closing is due in whole or in part to a breach of a representation, warranty or covenant of such Co-Investor purporting to terminate. If this Agreement is terminated pursuant to this Section 9, all further obligations of the parties under this Agreement shall be terminated without further liability of any party hereunder; provided, that (i) nothing in this Section 9 shall relieve any party from liability for any breach of this Agreement which occurs prior to such termination and (ii) the provisions of Section 11 shall survive any such termination.

Section 10. Further Assurances; Efforts. Each party shall, from time to time after the Closing, without further consideration, execute and deliver such instruments and take such further actions as may be reasonably necessary or desirable to carry out the provisions hereof and the transactions contemplated hereby. Each of CEC and each Co-Invest LLC shall use its respective commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to cause the conditions to Closing set forth in Sections 8(a)(iv) and (v) and 8(b)(iv), (v) and (vi) to be satisfied on the terms and conditions set forth in this Agreement, and each Co-Investor shall cooperate with the reasonable requests of any of CEC and either Co-Invest LLC in connection therewith.

Section 11. General.

(a) Amendment. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Agreement and signed by CEC and the Co-Invest LLCs; provided, that, (i) Schedule I shall not be amended without the prior written consent of the relevant Co-Investor and (ii) no amendment that is adverse to any Co-Investor shall be effective without the written consent of such Co-Investor. CEC and each Co-Invest LLC shall ensure that a copy that is true and correct in all material respects of any written instrument purporting to amend this Agreement is promptly provided to all Co-Investors.

(b) Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflict of laws thereof that would result in the application of the laws of any other jurisdiction.

(c) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN CONNECTION WITH ANY MATTER RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES HERETO HEREBY (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTIES HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTIES WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, AS APPLICABLE, AMONG OTHER THINGS, BY THE MUTUAL WAIVERS AND CERTIFICATIONS SET FORTH IN THIS SECTION.

(d) Expenses. All legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

(e) Survival. The representations, warranties, covenants and agreements made in this Agreement shall survive any investigation made by any party hereto and the closing of the transactions contemplated hereby.

(f) Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

(g) Entire Agreement. This Agreement, including the schedule and exhibit attached hereto, constitutes the full and entire understanding and agreement among the parties with regard to the subject matter hereof. No party shall be liable or bound to any other party in any manner with regard to the subjects hereof or thereof by any warranties, representations or covenants except as specifically set forth herein or therein.

(h) Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party to this Agreement upon any breach or default by any other party under this Agreement shall impair any such right, power or remedy of such non-defaulting party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative.

(i) Severability. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement, and such court will replace such illegal, void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Agreement shall be enforceable in accordance with its terms.

(j) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

(k) Electronic or Facsimile Execution and Delivery. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto and delivered by such party by facsimile or any similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen. Such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute and deliver an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

(l) Jurisdiction; Venue. With respect to any disputes arising out of or related to this Agreement, the parties consent to the exclusive jurisdiction of, and venue in, the state courts in the State of Delaware.

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first written above.

CAESARS ENTERTAINMENT CORPORATION

By:
Name:
Title:

CO-INVEST HAMLET HOLDINGS, SERIES LLC

By:
Name:
Title:

CO-INVEST HAMLET HOLDINGS B, LLC

By:
Name:
Title:

Release and Contribution Agreement – Signature Page

[PARTICIPATING CO-INVESTORS]

By:
Name:
Title:

Release and Contribution Agreement – Signature Page

SCHEDULE 11

Participating Co-Investors	Co- Invest LLC; Series	Initial Number of Series Units	CEC Shares	Opportunity Shares	Released Shares	Delivered Shares	Remaining Shares	Redeemed Series Units	Remaining Series Units

[1]	Individual Co-Investor amounts as provided separately.

Exhibit A

Lock-Up Agreement

[Letterhead of Co-Investor of

Caesars Entertainment Corporation]

Caesars Entertainment Corporation Public Offering of Common Stock

January [  ], 2012

Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, New York 10010

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Ladies and Gentlemen:

This letter is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”), between Caesars Entertainment Corporation, a Delaware corporation (the “Company”), and each of you as representatives of a group of Underwriters named therein, relating to an underwritten public offering of Common Stock, $0.01 par value (the “Common Stock”), of the Company. Reference is made to the Release and Contribution Agreement (the “Contribution Agreement”), dated as of January [ ], 2012, by and among the Company, Co-Invest Hamlet Holdings Series, LLC, Co-Invest Hamlet Holdings B, LLC and those co-investors of the Company party thereto, including the undersigned.

In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc., offer, sell, contract to sell, pledge or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any shares of capital stock of the Company or any securities convertible into, or exercisable or exchangeable for such capital stock, or publicly announce an intention to effect any such transaction, for a period of 180 days after the date of the Underwriting Agreement (the “Lock-Up

Period”), other than (i) 50% of the Released Shares (as defined in the Contribution Agreement) owned by the undersigned, (ii) if the undersigned is a partnership, limited liability company or corporation, distributions of shares of Common Stock to partners, members or stockholders of the undersigned, (iii) bona fide gifts, (iv) dispositions to any trust, family limited partnership or family limited liability company for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, (v) transfers of shares of Common Stock by will or intestacy to the undersigned’s immediate family, or (vi) sales of shares of Common Stock acquired by the undersigned in the open-market after the date of the Underwriting Agreement; provided that (x) in the case of each of clauses (ii) through (v), such transferee agrees in writing with each of Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc. to be bound by the terms of this letter agreement and confirms that it has been in compliance with the terms of this letter agreement since the date hereof and (y) in the case of clauses (ii) through (vi) no filing or announcement by any party under the Exchange Act or otherwise shall be required or shall be voluntarily made.

If the undersigned is an officer or director of the Company, (i) Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc. agree that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of shares of Common Stock, Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc. will notify the Company of the impending release or waiver, and (ii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted by Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc. hereunder to any such officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this letter to the extent and for the duration that such terms remain in effect at the time of the transfer.

If (i) the Company issues an earnings release or material news, or a material event relating to the Company occurs, during the last 17 days of the lock-up period, or (ii) prior to the expiration of the lock-up period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the lock-up period, the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, unless Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc. waive, in writing, such extension. The undersigned hereby acknowledges that the Company has agreed in the Underwriting Agreement to provide written notice of any event that would result in an extension of the Lock-Up Period and agrees that any such notice properly delivered will be deemed to have given to, and received by, the undersigned.

If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

Yours very truly,

[Signature of co-investor]